Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT, dated as of January 26, 2021 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of June 28, 2019 (as heretofore amended, modified, restated, amended and restated, extended, supplemented or otherwise modified, the “Credit Agreement), among Marriott International, Inc. (the “Company”), certain subsidiaries of the Company from time to time party thereto as designated borrowers, the lenders and letter of credit issuers from time to time party thereto, and Bank of America, N.A., as administrative agent thereunder. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Company proposes to amend certain provisions of the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Amendment, as of the Third Amendment Effective Date (defined below):

1.1 Definition of Eurocurrency Rate. The definition of “Eurocurrency Rate” contained in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the third proviso of such definition to read as follows:

“; provided that in no event shall the Administrative Agent be required to disclose any information regarding such other agreements or such borrowers; and if the Eurocurrency Rate shall be less than 0.25%, such rate shall be deemed to be 0.25%.”

1.2 Definition of LIBOR Daily Floating Rate. The definition of “LIBOR Daily Floating Rate” contained in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence of such definition to read as follows:

“In the event that the LIBOR Daily Floating Rate as determined in accordance with the foregoing shall be less than 0.25%, such rate shall be deemed to be 0.25%.”

1.3 Section 2.09(e) of the Credit Agreement. Section 2.09(e) of the Credit Agreement is hereby amended by amending and restating the next to last paragraph of such section to read as follows:

“Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than 0.25% for purposes of this Agreement.”

SECTION 2. Conditions to Effectiveness.

2.1 This Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) that all of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent’s receipt of counterparts of this Amendment, in such number as requested by the Administrative Agent, duly executed by the Company, the Administrative Agent and each of the Lenders.

(b) The Lender Consent Fees (as defined and set forth in that certain fee letter, dated January 26, 2021, among the Arrangers, the Administrative Agent and the Company (the “Third Amendment Fee Letter”)), shall have been, or shall substantially concurrently be, paid.

(c) The Second Amendment Effective Date shall have occurred.

SECTION 3. Representations and Warranties. The Company reaffirms and restates the representations and warranties made by it in Section 5.01 of the Credit Agreement (excluding the Excluded Representations), in each case after giving effect to the amendments to the Credit Agreement contemplated hereby; provided that, solely for purposes of this Amendment, the representations and warranties set forth in the first sentence of Section 5.01(e) of the Credit Agreement with respect to (i) unaudited financial statements of the Company are deemed modified, mutatis mutandis, to refer to the unaudited financial statements of the Company for the fiscal quarter ended September 30, 2020 and (ii) audited financial statements of the Company are deemed modified, mutatis mutandis, to refer to the audited financial statements of the Company for its fiscal year ended December 31, 2019. The Company additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

3.1 the execution, delivery and performance by the Company of this Amendment and the consummation of the transactions contemplated hereby, are within the Company’s corporate powers, and have been duly authorized by all necessary corporate action;

3.2 except as have been obtained, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment, or for consummation of the transactions contemplated hereby, except and to the extent that any failure to obtain such authorization, approval or other action would not have a Material Adverse Effect;

3.3 this Amendment has been duly executed and delivered on the Company’s behalf by a duly authorized officer, and constitutes the Company’s legal, valid and binding obligation enforceable against the Company in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

2

3.4 no Default or Event of Default has occurred and is continuing;

3.5 no Material Adverse Change has occurred since December 31, 2019; provided, that the impacts of COVID-19 on the business, condition (financial or otherwise), operations or properties of the Company or any of its Subsidiaries will be disregarded; and

3.6 the execution, delivery and performance of this Amendment will not (i) violate any law, rule or regulation (including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations thereunder, and the Margin Regulations, each as amended from time to time), or order, writ, judgment, injunction, decree, determination or award, (ii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Company or any of its Subsidiaries or any of their properties, except if such conflict, breach or default would not have a Material Adverse Effect, or (iii) result in or require the creation or imposition of any Lien (other than a Lien permitted under Section 6.02(a)) upon or with respect to any of the properties of the Company or its Subsidiaries.

SECTION 4. Costs and Expenses. Each Borrower acknowledges and agrees that its payment obligations set forth in Section 9.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 5. Ratification.

5.1 The Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Company. The Company hereby reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Amendment, and the other Loan Documents.

5.2 This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to in any thereof or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent, any Lender or any Issuing Bank or (ii) to prejudice any right or remedy which the Administrative Agent, any Lender or any Issuing Bank may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 6. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

3

SECTION 7. References. The Company acknowledges and agrees that this Amendment constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

SECTION 8. Counterparts; Electronic Signature. This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail in .pdf format shall be effective as delivery of a manually executed counterpart. The words “execute,” “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, each party hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any other party hereto without further verification and (b) upon the reasonable request of the Administrative Agent, any Electronic Signature of any party to this Amendment shall, as promptly as practicable, be followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 9. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. Severability. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

SECTION 11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

4

SECTION 12. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Immediately Follow]

5

IN WITNESS WHEREOF, the Company, the Administrative Agent and the Lenders party hereto, have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MARRIOTT INTERNATIONAL, INC.

By:	/s/ Carolyn B. Handlon
	Name:	Carolyn B. Handlon
	Title:	Executive Vice President and Global Treasurer

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Suzanne E. Pickett
	Name:	Suzanne E. Pickett
	Title:	Senior Vice President

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

BANK OF AMERICA, N.A., as a Lender and as a Swing Loan Bank

By:	/s/ Suzanne E. Pickett
	Name:	Suzanne E. Pickett
	Title:	Senior Vice President

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

JPMORGAN CHASE BANK N.A., as a Lender and as a Swing Loan Bank

By:	/s/ Cody A. Canafax
	Name:	Cody A. Canafax
	Title:	Vice President

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

DEUTSCHE BANK AG NEW YORK, as a Lender and as a Swing Loan Bank

By:	/s/ Annie Chung
	Name:	Annie Chung (212-250-6375)
	Title:	Director (annie.chung@db.com)

By:	/s/ Ming K Chu
	Name:	Ming K Chu (212-250-5451)
	Title:	Director (ming.k.chu@db.com)

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as a Swing Loan Bank

By:	/s/ Denis Waltrich
Name: Denis Waltrich
Title: Director

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Ajit Goswami
Name: Ajit Goswami
Title: Managing Director & Industry Head U.S. Real Estate, Gaming & Leisure

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Simon R. Taylor
Name: Simon R. Taylor
Title: Vice President

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ken Gorski
	Name:	Ken Gorski
	Title:	Vice President

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

FIFTH THIRD BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brook Miller
Name: Brook Miller
Title: Executive Director

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alan Vitulich
Name: Alan Vitulich
Title: Director

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED NEW YORK BRANCH, as a Lender

By:	/s/ Yufeng Gao
Name: Yufeng Gao
Title: Assistant Vice President

By:	/s/ Haiyao Su
Name: Haiyao Su
Title: Executive Director

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

TRUIST BANK, successor by merger to SunTrust Bank, as a Lender

By:	/s/ J. Matthew Rowand
Name: J. Matthew Rowand
Title: Director

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

BANK OF CHINA, LOS ANGELES BRANCH, as a Lender

By:	/s/ Yong Ou
Name: Yong Ou
Title: SVP & Branch Manager

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Carol Murray
Name: Carol Murray
Title: Director

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Benjamin Lucas
Name: Benjamin Lucas
Title: Vice President

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Notaro
Name: David Notaro
Title: Senior Vice President

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Douglas Riahi
Name: Douglas Riahi
Title: Managing Director

By:	/s/ Laura Shelmerdine
Name: Laura Shelmerdine
Title: Associate Director

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Derek Chang
Name: Derek Chang
Title: Senior Vice President

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: Vice President

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender

By:	/s/ Juan Galan
Name: Juan Galan
Title: Managing Director

By:	/s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli
Title: Executive Director

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

STANDRD CHARTERED BANK

By:	/s/ James Beck
Name: James Beck
Title: Associate Director

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

By:	/s/ Cynthia Dioquino
Name: Cynthia Dioquino
Title: Associate Director

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

BANK OF HAWAII, as a Lender

By:	/s/ Terri L. Okada
Name: Terri L. Okada
Title: Senior Vice President

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

ICICI BANK LIMITED NEW YORK BRANCH, as a Lender

By:	/s/ Akshay Chaturvedi
Name: Akshay Chaturvedi
Title: Country Head, USA

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]

THE STANDARD BANK OF SOUTH AFRICA LIMITED (acting through its Corporate and Investment Banking Division)

By:	/s/ Sibusiso Tashe
Name: Sibusiso Tashe
Title: Executive

[Signature Page to Third Amendment to Marriott Fifth A&R Credit Agreement]